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                                                                   EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of PartsBase.com, Inc. on Form S-8 of our report dated January 28, 2000, appearing in Registration Statement No. 333-94337 of the Company on Form S-1 for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP

Certified Public Accountants
April 7, 2000
Miami, Florida